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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report dated November 16, 1993, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-16771 and 33- 55239 on Forms S-8.

                                        ARTHUR ANDERSON LLP

Tulsa, Oklahoma
December 22, 1995